Global Wholehealth Partners Corporation Declares Special Common Stock Dividend

San Clemente, CA - (NewMediaWire) - On January 13, 2022, Global Wholehealth Partners Corporation (the “Company”) (OTC: GWHP) announced today that its Board of Directors declared a special one-time dividend of two shares of common stock for each one share of common stock of the Company, payable on April 1, 2022, to the shareholders of record at the close of business on March 31, 2022.

About Global Wholehealth Partners Corporation

The Company's executive offices are located in San Clemente, California with manufacturing, warehousing and laboratories in San Diego and Oceanside California. The Company was founded to develop, manufacture and market in vitro diagnostic (IVD) tests for over-the-counter (OTC or consumer), and point-of-care (POC or professional) use markets. The Company currently manufactures and markets a range of diagnostic test kits for consumer use through over-the-counter (OTC) sales, and for use by health care professionals, generally located at medical clinics, physician offices and hospitals known as Points-of-Care (POC), in the United States. These test kits are known as in vitro diagnostic test kits or "IVD" products. GWHP has evolved into a leading Health Care company by expanding itself from diagnostic products to the full service health care company. GWHP has partnered with several companies in the health care industry which broaden the scope of GWHP business, giving GWHP a strong controlling vertical and horizontal integration in the health care industry.

Media Contact:

Name: Charles Strongo,

CEO, Global WholeHealth Partners Corp.

Email: Sales@gwhpcorp.com Phone for Sales: 877-568-4947

www.gwhpcorp.com

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Forward-Looking Statements

This press release contains "forward-looking statements.”  Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of our existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device industry from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on subcontractors for assistance, (viii) insufficient or inadequate reimbursement by governmental and other third party payers for our products, (ix) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xiii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

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